                                                                    Exhibit 99.1

NEWS                                                CONTACT: RICHARD T. MARABITO
RELEASE                                                  CHIEF FINANCIAL OFFICER
                                                       TELEPHONE: (216) 292-3800
                                                             FAX: (216) 292-3974



          OLYMPIC STEEL REPORTS 2003 ANNUAL AND FOURTH QUARTER RESULTS


        Cleveland, Ohio -- (February 12, 2004) Olympic Steel, Inc., (Nasdaq:
ZEUS), a national steel service center, today announced fourth quarter and year end results for 2003.

        Net sales for the fourth quarter of 2003 increased 15.7% to $128.4 million from $111.0 million in 2002. Tons sold for the fourth quarter of 2003 increased 29.3% to 332 thousand from 257 thousand in the fourth quarter of 2002. Net loss totaled $2.1 million, or $.22 per share, compared to a net loss of $3.4 million, or $.35 per share, for last year's fourth quarter. The Company's fourth quarter operating expenses included a $3.6 million, or $.24 per share, bad debt charge related to receivables, primarily from a customer that filed for bankruptcy protection in December 2003, deemed uncollectible.

        Annual tons sold for 2003 increased 2.0% to 1.18 million from 1.16 million in the prior year, and net sales increased 2.9% to $472.5 million from $459.4 million in 2002. Net loss for 2003 totaled $3.3 million, or $.34 per share, compared to a net loss of $5.8 million, or $.60 per share for 2002.

        The 2002 fourth quarter results included non-cash, after-tax charges of $2.3 million or $.24 per share, and the 2002 annual net loss included non-recurring charges of $.74 per share. As previously reported, the 2002 non-recurring charges included accelerated depreciation and amortization, the write-off of goodwill, and costs associated with the closure of the Company's tube processing operation.

        "While overall disappointing, 2003 was a pivotal year for the steel industry, including Olympic Steel. Starting in recession, many events, including low interest rates, a falling U.S. dollar and low systemic inventories, began to improve business conditions as the year progressed. Additionally, the Presidential removal of Section 201 steel tariffs, increased Chinese consumption of raw materials and metallics, including scrap steel, and increasing domestic demand further improved the overall business and specific climate by the end of the year," stated Michael D. Siegal, Chairman and Chief Executive Officer.

        "Due to our 2003 operating cost reduction measures and aggressive inventory management, we believe the Company is well positioned to benefit in 2004," concluded Mr. Siegal.

        A simulcast and replay of Olympic Steel's fourth quarter conference call may be accessed at the Company's web site. The simulcast will begin at approximately 10:00 AM Eastern Time today and a replay of the call will be available through February 16, 2004.

        Founded in 1954, Olympic Steel is a North American steel service center that is experienced in the specialized processing and distribution of large volumes of flat-rolled carbon and stainless steel products. Headquartered in Cleveland, Ohio, the Company operates 12 distribution and processing facilities and participates in two joint ventures in Michigan. For further information about Olympic Steel, Inc., visit the Company's web site at http://www.olysteel.com.

        It is the Company's policy not to make quarterly or annual sales or earnings projections for external use and not to endorse any analyst's sales or earnings estimates. Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Such risks and uncertainties include, but are not limited to: general business, economic and political conditions; competitive factors such as the availability and pricing of steel and fluctuations in customer demand; layoffs or work stoppages by the Company's, suppliers', or customers' personnel; equipment installation delays or malfunctions; and customer, supplier, and competitor consolidation or insolvency. Please refer to the Company's Securities and Exchange Commission filings for further information.

                                  OLYMPIC STEEL
                         SELECTED FINANCIAL INFORMATION

                (in thousands, except per share data and ratios)




                                                                           THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                                               DECEMBER 31,                   DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2003             2002         2003             2002
                                                                    ----------------------------------------------------------------
SUMMARY RESULTS OF OPERATIONS:                                                 (unaudited)                    (audited)
------------------------------
Net sales                                                                   $128,417         $110,967     $472,548         $459,384

Operating income (loss)                                                      (1,850)          (2,247)          166            5,838

Loss from continuing operations before income taxes and
   cumulative effect of a change in accounting principle                     (3,241)          (5,490)      (5,001)          (1,627)

Loss from continuing operations before cumulative effect
   of a change in accounting principle                                       (2,112)          (3,376)      (3,260)          (1,001)

Loss from discontinued operations, net of income taxes                             -                -            -          (2,641)

Cumulative effect of a change in accounting principle, net
   of income taxes                                                                 -                -            -          (2,117)
                                                                    ----------------------------------------------------------------

Net loss                                                                    $(2,112)         $(3,376)     $(3,260)         $(5,759)
                                                                    ================================================================

Basic and diluted net loss per share:

   Loss from continuing operations                                           $(0.22)          $(0.35)      $(0.34)          $(0.10)

   Loss from discontinued operations                                               -                -            -           (0.28)

   Cumulative effect of a change in accounting principle                           -                -            -           (0.22)
                                                                    ----------------------------------------------------------------

Net loss per share                                                           $(0.22)          $(0.35)      $(0.34)          $(0.60)
                                                                    ================================================================

                                                                             AS OF DECEMBER 31,
                                                                    ----------------------------------
                                                                          2003             2002
                                                                    ----------------------------------
SUMMARY BALANCE SHEET DATA:                                                     (audited)
---------------------------

Accounts receivable, net                                                     $56,501          $48,877

Inventories                                                                   92,775          101,837

Net property and equipment                                                    89,782           97,323

Total assets                                                                 249,002          262,911

Current liabilities                                                           42,574           43,962

Total debt                                                                    97,797          106,793

Shareholders' equity                                                         112,236          115,495

Shareholders' equity per share                                                 11.63            11.98

Debt-to-equity ratio                                                          .87to1           .92to1

                                                                            TWELVE MONTHS ENDED
                                                                               DECEMBER 31,
                                                                    ----------------------------------
                                                                          2003             2002
                                                                    ----------------------------------
OTHER DATA:                                                                     (audited)
-----------

Capital expenditures                                                             836            1,490

EBITDA (a)                                                                     8,487           15,935



(a) Defined as operating income plus depreciation.

CERTAIN 2002 AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO THE 2003 PRESENTATION.

        IT IS THE COMPANY'S POLICY NOT TO MAKE QUARTERLY OR ANNUAL SALES OR EARNINGS PROJECTIONS FOR EXTERNAL USE AND NOT TO ENDORSE ANY
                     ANALYST'S SALES OR EARNINGS ESTIMATES.

                                  OLYMPICSTEEL
                              RESULTS OF OPERATIONS

                (in thousands, except per share and tonnage data)



                                                                       THREE MONTHS ENDED DECEMBER 31,
                                                                ---------------------------------------------
                                                                         2003                   2002
                                                                ---------------------------------------------
                                                                                 (unaudited)

Tons sold
   Direct                                                             279,859               219,987
   Toll                                                                52,001                36,708
                                                                --------------         -------------

                                                                      331,860               256,695
   % change                                                             29.3%                (0.3%)

Net sales                                                            $128,417              $110,967
   % change                                                             15.7%                 21.2%

Cost of materials sold                                                101,430                88,272
                                                                --------------         -------------

   Gross profit                                                        26,987    21.0%       22,695     20.5%

Operating expenses

   Warehouse and processing                                             8,920     6.9%        7,897      7.1%
   Administrative and general                                           5,644     4.4%        5,591      5.0%
   Distribution                                                         4,573     3.6%        3,967      3.6%
   Selling                                                              6,666     5.2%        2,829      2.5%
   Occupancy                                                              960     0.7%          917      0.8%
   Depreciation                                                         2,074     1.6%        3,741      3.4%
                                                                --------------         -------------

      Total operating expenses                                         28,837    22.5%       24,942     22.5%
                                                                --------------         -------------

   Operating income (loss)                                            (1,850)   (1.4%)      (2,247)    (2.0%)

Income (loss) from joint ventures                                       (358)                  (56)
                                                                --------------         -------------

   Income (loss) before financing costs and income taxes              (2,208)               (2,303)

Interest and other expense on debt                                      1,033     0.8%        3,187      2.9%
                                                                --------------         -------------

   Loss from continuing operations before income taxes and
      cumulative effect of a change in accounting principle           (3,241)   (2.5%)      (5,490)    (4.9%)

Income tax benefit                                                      1,129    34.8%        2,114     38.5%
                                                                --------------         -------------

   Loss from continuing operations before cumulative effect
      of a change in accounting principle                             (2,112)               (3,376)

Discontinued operations:
   Loss from discontinued tube operation, net of income
   tax benefit                                                              -                     -

   Loss on disposition of discontinued tube operation, net
      of income tax benefit                                                 -                     -
                                                                --------------         -------------

Loss before cumulative effect of a change in accounting
      principle                                                        (2,112)               (3,376)

   Cumulative effect of a change in accounting principle,
      net of income tax benefit                                             -                     -
                                                                --------------         -------------

Net loss                                                             $(2,112)              $(3,376)
                                                                ==============         =============

Basic and diluted net loss per share:

   Loss from continuing operations                                    $(0.22)               $(0.35)

   Loss from discontinued operations                                        -                     -

   Cumulative effect of a change in accounting principle                    -                     -
                                                                --------------         -------------

Net loss per share                                                    $(0.22)               $(0.35)
                                                                ==============         =============

Weighted average shares outstanding                                     9,648                 9,642





                                                                     TWELVE MONTHS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                                       2003                   2002
                                                              -----------------------------------------------
                                                                                (audited)

Tons sold
   Direct                                                           996,609              1,004,406
   Toll                                                             184,659                153,922
                                                              --------------         --------------

                                                                  1,181,268              1,158,328
   % change                                                            2.0%                   8.6%

Net sales                                                          $472,548               $459,384
   % change                                                            2.9%                  13.5%

Cost of materials sold                                              372,692                349,608
                                                              --------------         --------------

   Gross profit                                                      99,856     21.1%      109,776     23.9%

Operating expenses

   Warehouse and processing                                          33,127      7.0%       35,686      7.8%
   Administrative and general                                        22,901      4.8%       24,008      5.2%
   Distribution                                                      16,538      3.5%       17,319      3.8%
   Selling                                                           14,867      3.1%       12,884      2.8%
   Occupancy                                                          3,936      0.8%        3,944      0.9%
   Depreciation                                                       8,321      1.8%       10,097      2.2%
                                                              --------------         --------------

      Total operating expenses                                       99,690     21.1%      103,938     22.6%
                                                              --------------         --------------

   Operating income (loss)                                              166      0.0%        5,838      1.3%

Income (loss) from joint ventures                                   (1,012)                    606
                                                              --------------         --------------

   Income (loss) before financing costs and income taxes              (846)                  6,444

Interest and other expense on debt                                    4,155      0.9%        8,071      1.8%
                                                              --------------         --------------

   Loss from continuing operations before income taxes and
      cumulative effect of a change in accounting principle         (5,001)    (1.1%)      (1,627)    (0.4%)

Income tax benefit                                                    1,741     34.8%          626     38.5%
                                                              --------------         --------------

   Loss from continuing operations before cumulative effect
      of a change in accounting principle                           (3,260)                (1,001)

Discontinued operations:
   Loss from discontinued tube operation, net of income
   tax benefit                                                            -                (1,042)

   Loss on disposition of discontinued tube operation, net
      of income tax benefit                                               -                (1,599)
                                                              --------------         --------------

Loss before cumulative effect of a change in accounting
      principle                                                      (3,260)                (3,642)

   Cumulative effect of a change in accounting principle,
      net of income tax benefit                                           -                (2,117)
                                                              --------------         --------------

Net loss                                                           $(3,260)               $(5,759)
                                                              ==============         ==============

Basic and diluted net loss per share:

   Loss from continuing operations                                  $(0.34)                $(0.10)

   Loss from discontinued operations                                      -                 (0.28)

   Cumulative effect of a change in accounting principle                  -                 (0.22)
                                                              --------------         --------------

Net loss per share                                                  $(0.34)                $(0.60)
                                                              ==============         ==============

Weighted average shares outstanding                                  9,646                  9,637







CERTAIN 2002 AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO THE 2003 PRESENTATION WITH NO EFFECT ON NET LOSS.

  IT IS THE COMPANY'S POLICY NOT TO MAKE QUARTERLY OR ANNUAL SALES OR EARNINGS
     PROJECTIONS FOR EXTERNAL USE AND NOT TO ENDORSE ANY ANALYST'S SALES OR
                              EARNINGS ESTIMATES.









                                  PAGE 4 OF 4